SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2008

GENERAL STEEL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA	333-105903	412079252
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

100020
(Zip Code)

Room 2315, Kun Tai International Mansion Building, Yi No 12, Chao Yang Men Wai Ave.,
Chao Yang District, Beijing
(Address of Principal Executive Offices)

+ 86 (10) 58797346
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On February 22, 2008, General Steel Holdings, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1, announcing that it will be delisting its common stock, traded under the symbol “GSI,” from the American Stock Exchange. The Company will makes its transition over to the NYSE Arca market on or about March 6, 2008, and it will continue trading under the symbol “GSI.”

Item 9.01 Financial Statements and Exhibits

The following exhibit is furnished as part of this report:

99.1 Press Release of General Steel Holdings, Inc., dated February 22, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL STEEL HOLDINGS, INC.
(Registrant)

Date: February 22, 2008	By:	/s/ John Chen
Name: John Chen
Title: Chief Financial Officer